Exhibit 99.1
GAMING & HOSPITALITY ACQUISITION CORP.
INDEX TO FINANCIAL STATEMENT

Report of Independent Registered Public Accounting Firm	2
Balance Sheet as of February 5, 2021 (as Restated)	3
Notes to Financial Statement (as Restated)	4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Stockholders and the Board of Directors of
Gaming & Hospitality Acquisition Corp.
Opinion on the Financial Statement
We have audited the accompanying balance sheet of Gaming & Hospitality Acquisition Corp. (the “Company”) as of February 5, 2021, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of February 5, 2021, in conformity with accounting principles generally accepted in the United States of America.
Restatement of Financial Statement
As discussed in Note 2 to the financial statement, the February 5, 2021 financial statement has been restated to correct certain misstatements.
Basis for Opinion
This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.
/s/ WithumSmith+Brown, PC
We have served as the Company’s auditor since 2020.
New York, New York
February 11, 2021, except for the effects of the restatement disclosed in Note 2, as to which the date is February 24, 2022

GAMING & HOSPITALITY ACQUISITION CORP.
Balance Sheet
February 5, 2021
(as Restated – See Note 2)

ASSETS
Cash	$3,095,790
Prepaid expenses	38,100

Total current assets	3,133,890
Cash held in Trust Account	200,000,000

Total assets	$203,133,890

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Accrued expenses	$403,864
Advances from Sponsor	71,706

Total current liabilities	475,570
Warrant liabilities	6,097,325
Deferred underwriting fee payable	7,000,000

Total liabilities	$13,572,895

Commitments and contingencies
Class A common stock subject to possible redemption, $0.0001 par value; 20,000,000 shares issued and outstanding at redemption value of $10.00 per share	200,000,000
Stockholders’ Deficit
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 777,500 shares issued and outstanding (excluding 20,000,000 shares subject to possible redemption)	78
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 5,000,000 shares issued and outstanding	500
Additional paid-in capital	—
Accumulated deficit	(10,439,583)

Total stockholders’ deficit	(10,439,005)

Total liabilities and stockholders’ deficit	$203,133,890

The accompanying notes are an integral part of the financial statement.

GAMING & HOSPITALITY ACQUISITION CORP.
Notes to Financial Statement
NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Gaming & Hospitality Acquisition Corp. (the “Company”) is a blank check company incorporated as a Delaware corporation on March 4, 2020 (“Inception”). The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company intends to focus its search on the gaming and hospitality sectors.
The Company is sponsored by Affinity Gaming Holdings, L.L.C. (the “Sponsor”), the indirect sole stockholder of Affinity Gaming, a diversified casino gaming company headquartered in Las Vegas, Nevada, and full voting control of the Sponsor is held by entities managed by affiliates of Z Capital Partners, L.L.C. Concurrently with the Business Combination, the Company currently intends to merge with Affinity Gaming. The Company cannot provide any assurance that such a merger with Affinity Gaming will occur at all, or, if it does, it cannot provide any assurance as to the timing or terms thereof. However, the Company will not complete a Business Combination with only Affinity Gaming.
As of February 5, 2021, the Company had not commenced any operations. All activity for the period from Inception through February 5, 2021 relates to the Company’s formation and the initial public offering (the “Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating
income in the form of interest income from the proceeds derived from the Initial Public Offering.
The registration statement for the Company’s Initial Public Offering was declared effective on February 2, 2021 (the “Effective Date”). February 5, 2021, the Company consummated the Initial Public Offering of 20,000,000 units (the “Public Units”), which includes the exercise by the underwriter of its over-allotment option in the amount of 2,500,000 Public Units, at $10.00 per Public Unit, generating gross proceeds of $200,000,000 which is described in Note 4. Each Public Unit consists of one share of Class A common stock of the Company (the “Public Shares”) and one-third
of one redeemable warrant (the “Public Warrants”).
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 777,500 units (the “Private Units”) at a price of $10.00 per Private Unit in a private placement to the Sponsor, generating gross proceeds of $7,775,000. Each Private Unit consists of one share of Class A common stock of the Company (the “Private Shares”) and one-third
of one redeemable warrant (the “Private Warrants”). See Note 5.
Transaction costs amounted to $11.8 million, consisting of $4,000,000 in cash underwriting fees, $7,000,000 of deferred underwriting fees and $0.8 million of other offering costs. In addition, as of February 5, 2021, cash of $3,095,790 was held outside of the Trust Account (as defined below) and is available for the payment of offering costs and for working capital purposes.
Following the closing of the Initial Public Offering on February 5, 2021, an amount of $200,000,000 ($10.00 per Public Unit) from the net proceeds of the sale of the Public Units in the Initial Public Offering and the sale of the Private Units was placed in a trust account (the “Trust Account”), located in the United States and will be invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting certain conditions of Rule
2a-7
of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of its Initial Public Offering and the sale of the Private Units, although substantially all of the net proceeds are intended to be generally applied toward completing a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully complete a Business Combination.
As required by Nasdaq rules, the Business Combination will be approved by a majority of the Company’s independent directors. Nasdaq rules also require that the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80% of the value of the assets held in the Trust Account (excluding deferred underwriting commissions and taxes payable on the interest income earned on the Trust Account).
The Company anticipates structuring the Business Combination in such a way so that the post-Business Combination company in which the Company’s Public Stockholders (as defined below) own shares will own or acquire 100% of the equity interests or assets of the target business. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

GAMING & HOSPITALITY ACQUISITION CORP.
Notes to Financial Statement

The Company will provide the holders of its Public Shares with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination at a per-share
price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the completion of the Business Combination (initially anticipated to be $10.00 per Public Share), including interest earned and not previously released to the Company to pay franchise and income taxes, less up to $100,000 of interest to pay dissolution expenses, divided by the number of then outstanding Public Shares, subject to certain limitations. The per-share
amount distributed to investors who properly redeem their shares will not be reduced by deferred underwriting commissions the Company will pay to the underwriter. There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants. The Company’s Sponsor, officers and directors (the “Initial Stockholders”) have agreed to waive their redemption rights with respect to any Founder Shares (as defined below) (see Note 6) and Private Shares held by them (see Note 5) and any Public Shares they may acquire during or after the Initial Public Offering in connection with a Business Combination or otherwise.
The opportunity to redeem all or a portion of Public Shares will be provided either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would require the Company to seek stockholder approval under the law or Nasdaq listing requirements.
In the event the Company conducts redemptions pursuant to the tender offer rules, the offer to redeem will remain open for at least 20 business days, in accordance with Rule
14e-1(a)
under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company will not be permitted to complete the Business Combination until the expiration of the tender offer period. In addition, the tender offer will be conditioned on the Public Stockholders not tendering more than a specified number of Public Shares, which number will be based on the requirement that the Company may not redeem Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon completion of the Business Combination and after payment of the deferred underwriting commissions (so that the Company is not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the Business Combination. If the Public Stockholders tender more shares than the Company has offered to purchase, the Company will withdraw the tender offer and not complete the Business Combination.
Notwithstanding the foregoing redemption rights, if the Company seeks stockholder approval of the Business Combination and does not conduct redemptions pursuant to the tender offer rules, the amended and restated certificate of incorporation will provide that a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares, without the prior consent of the Company.
The Company will have 24 months to complete a Business Combination (the “Combination Period”). If the Company has not completed a Business Combination with the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share
price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to warrants, which will expire worthless if the Company fails to complete an initial Business Combination within the Combination Period.
In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (1) $10.00 per Public Share and (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the

GAMING & HOSPITALITY ACQUISITION CORP.
Notes to Financial Statement

value of the trust assets, in each case net of amounts to pay the Company’s franchise and income taxes, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account, nor will it apply to any claims under the Company’s indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims
.
NOTE 2. RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENT
Management identified errors made in its historical financial statements where, at the closing of the Company’s Initial Public Offering, the Company improperly valued its Class A common stock subject to possible redemption. In accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity” (“ASC 480”), paragraph
10-S99,
redemption provisions not solely within the control of the Company require common stock subject to redemption to be classified outside of permanent equity. The Company previously determined the Class A common stock subject to possible redemption to be equal to the redemption value of $10.00 per share of Class A common stock while also taking into consideration a redemption cannot result in net tangible assets being less than $5,000,001
. Previously, the Company did not consider redeemable stock classified as temporary equity as part of net tangible assets. Effective with these financial statements, the Company revised this interpretation to include temporary equity in net tangible assets. As a result, Management determined that the Class A common stock issued during the Initial Public Offering can be redeemed or become redeemable subject to the occurrence of future events considered outside the Company’s control. Therefore, management concluded that the redemption value should include all shares of Class A common stock subject to possible redemption, resulting in the Class A common stock subject to possible redemption being equal to their redemption value. As a result, management has noted a reclassification error related to temporary equity and permanent equity. This resulted in a restatement of the initial carrying value of the Class A common stock subject to possible redemption with the offset recorded to additional paid-in
capital (to the extent available), accumulated
deficit
and Class A common stock.
Additionally, the Company reevaluated the accounting treatment of (i) the 6,666,667 Public Warrants that were included in the units issued by the Company in its Initial Public Offering and (ii) the 259,167 Private Warrants that were issued to the
Sponsor
in a private placement that closed concurrently with the closing of the Initial Public Offering (together with the Public Warrants, the “Warrants”). The Company previously classified the Warrants in stockholders’ equity. Upon further evaluation of the terms of the Warrants, management concluded that the Warrants should be accounted for as a derivative liability. The agreement for the Private Warrants includes a provision which, if applied could result in a different settlement value for the Warrants depending on their holder. Because the holder of an instrument is not an input into the pricing of a fixed-for-fixed
option on the Company’s common stock, as noted in ASC
815-40-15,
the Warrants could not be considered “indexed to the Company’s own stock.” In addition, the agreement for the Public Warrants and the Private Warrants includes a provision which, if applied, provides that in the event of a tender or exchange offer accepted by holders of more than 50% of the outstanding shares of the Company’s common stock, all holders of the Warrants (both Public Warrants and Private Warrants) would be entitled to receive cash for their Warrants. In other words, in the event of a qualifying cash tender offer (which could be outside of the Company’s control), all Warrant holders would be entitled to cash, while only certain holders of the Company’s common stock would be entitled to cash. Thus, these provisions preclude the Company from classifying the Warrants in stockholders’ equity. As the Warrants meet the definition of a derivative as contemplated in ASC Topic 815, “Derivatives and Hedging” (“ASC 815”), the Warrants should be recorded as derivative liabilities on the balance sheet and measured at fair value at inception (on the date of the IPO) and at each reporting date in accordance with ASC 820, “Fair Value Measurement”, with changes in fair value recognized in the statement of operations in the period of change.
In accordance with FASB ASC Topic 340, “Other Assets and Deferred Costs,” as a result of the classification of the Warrants as derivative liabilities, the Company expensed a portion of the offering costs originally recorded as a reduction in equity. The portion of offering costs that was expensed was determined based on the relative fair value of the Public Warrants and shares of Class A common stock included in the Public Units.
In connection with the change in presentation for the Class A common stock subject to possible redemption, the Company also restated its loss per share calculation to allocate income and losses shared pro rata between the three classes of shares. Accordingly, effective with this filing, the Company presents all redeemable Class A common stock as temporary equity and to recognize accretion from the initial book value to redemption value at the time of its Initial Public Offering, and to classify all outstanding Warrants as liabilities. The previously presented Audited Balance Sheet included in the Original 8-K and should no longer be relied upon.
There has been no change in the Company’s total assets, liabilities, operating results, or cash position.

GAMING & HOSPITALITY ACQUISITION CORP.
Notes to Financial Statement

The impact of the restatement on the Company’s financial statements is reflected in the following table:
Balance Sheet as of February 5, 2021

	As Previously Reported	Adjustment	As Restated
Warrant liabilities	$—	$6,097,325	$6,097,325
Total liabilities	$7,475,570	$6,097,325	$13,572,895
Class A common stock subject to possible redemption	$190,658,310	$9,341,690	$200,000,000
Class A common stock	$171	$(93)	$78
Additional paid-in capital	$5,385,288	$(5,385,288)	$—
Accumulated deficit	$(385,949)	$(10,053,634)	$(10,439,583)
Total stockholders’ equity (deficit)	$5,000,010	$(15,439,015)	$(10,439,005)
Total liabilities and stockholders’ equity (deficit)	$203,133,890	$—	$203,133,890
Number of shares subject to redemption	19,065,831	934,169	20,000,000
NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying financial statement is presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The Company intends to take advantage of the benefits of this extended transition period.
This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

GAMING & HOSPITALITY ACQUISITION CORP.
Notes to Financial Statement

Use of Estimates
The preparation of the financial statement in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation, or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimates, could change in the near term due to one or more future confirming events. Accordingly, actual results could differ from those estimates.
Cash Held in Trust Account
At February 5, 2021, the assets held in the Trust Account were held in cash.
Class A Common Stock Subject to Possible Redemption
The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in ASC 480. Shares of Class A common stock subject to mandatory redemption are classified as a liability instrument and are measured at redemption value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, Class A common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of the Company’s condensed balance sheets. The Company determined the common stock subject to possible redemption to be equal to the redemption value of approximately $10.00 per share of Class A common stock.
The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. The Class A common stock reflected in the balance sheet is reconciled in the following table as of February 5, 2021:

Gross proceeds	$200,000,000
Less: Proceeds allocated to Public Warrants	(5,866,667)
Less: Class A common stock issuance costs	(11,410,750)
Add: Accretion of carrying value to redemption value	17,277,417

Class A common stock subject to possible redemption	$200,000,000

GAMING & HOSPITALITY ACQUISITION CORP.
Notes to Financial Statement

Offering Costs
Offering costs consist principally of underwriting, legal, and other expenses incurred through the Initial Public Offering that are directly related to the Initial Public Offering. Offering costs of approximately $11.4 million were allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. Offering costs associated with warrant liabilities are expensed as incurred, presented as non-operating
expenses in the condensed statements of operations. Offering costs associated with the Class A common stock were charged against the carrying value of the shares of Class A common stock upon the completion of the Initial Public Offering.
Warrant Liabilities
The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC 815.
The Company evaluated the Warrants (Note 4, Note 5, Note 9 and Note 10) in accordance with ASC 815 and concluded that a provision in the Warrant Agreement related to certain tender or exchange offers precludes the Warrants from being accounted for as components of equity. As the Warrants meet the definition of a derivative as contemplated in ASC 815, the Warrants are recorded as derivative liabilities on the condensed balance sheet and measured at fair value at inception (on the date of the IPO) and at each reporting date in accordance with ASC Topic 820, “Fair Value Measurement,” with changes in fair value recognized in the condensed statement of operations in the period of change.
Income Taxes
The Company accounts for income taxes under ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred tax assets and liabilities are recognized for the differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of December 31, 2020, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
Deferred income taxes were deemed to be de minimis as of February 5, 2021.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts, and management believes the Company is not exposed to significant risks on such accounts.
Fair Value of Financial Instruments
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.
See Note 10 for additional information on assets and liabilities measured at fair value.
Recently Issued Accounting Pronouncements
The Company’s management does not believe that there are any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.
NOTE 4. INITIAL PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 20,000,000 Public Units at $10.00 per Public Unit (which includes the exercise by the underwriter of its over-allotment option of 2,500,000 units). Each Public Unit consists of one Public Share and one-third
of one Public Warrant. Each whole Public Warrant entitles the holder thereof to purchase one share of the Company’s Class A common stock at a price of $11.50 per share, subject to certain adjustments. See Note 7.
NOTE 5. PRIVATE PLACEMENT UNITS
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 777,500 Private Units at a price of $10.00 per Private Unit (including 50,000 Private Units purchased in connection with the exercise of the underwriter’s over-allotment option). Each Private Unit is identical to the Public Units sold in the Initial Public Offering, except as described in Note 7. A portion of the proceeds from the sale of the Private Units were added to the net proceeds from the Initial Public Offering held in the Trust Account.
There will be no redemption rights or liquidating distributions from the Trust Account with respect to the Founder Shares or the Private Shares, and the Private Warrants will expire worthless if the Company does not consummate a Business Combination within 24 months.

GAMING & HOSPITALITY ACQUISITION CORP.
Notes to Financial Statement

NOTE 6. RELATED PARTY TRANSACTIONS
Founder Shares
In June 2020, the Sponsor purchased 4,312,500 shares of Class B common stock (the “Founder Shares”) for an aggregate purchase price of $25,000. On February 2, 2021, the Company effected a stock dividend of 0.15942029 of a share of Class B common stock for each outstanding share of Class B common stock, resulting in the Sponsor holding an aggregate of 5,000,000 Founder Shares. As a result of the underwriter’s election to fully exercise their over-allotment option, a total of 625,000 of Founder Shares are no longer subject to forfeiture.
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any
30-trading
day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange, or other similar transaction that results in all of the stockholders having the right to exchange their shares of common stock for cash, securities or other property.
Director Compensation
On February 5, 2021, the Sponsor agreed to transfer an aggregate of 37,500 Founder Shares to the Company’s non-executive
directors. In addition, the Company agreed to pay an aggregate of $375,000 in one-time
cash bonus payments to its independent directors, which was recognized as general
and
administrative expense by the Company.
Administrative Support Agreement
The Company entered into an agreement dated as of February 2, 2021, pursuant to which the Company will pay the Sponsor an aggregate monthly fee of $33,333 for office space, utilities, secretarial and administrative support services, and reimbursement of a portion of compensation paid by the Sponsor to the Company’s officers and reimbursement of expenses. Upon completion of the Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees.
Advances from Sponsor
On February 2, 2021, the Sponsor issued an unsecured promissory note to the Company (the “Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $500,000. The Promissory Note is non-interest
bearing and payable on the earlier of (i) June 30, 2021 or (ii) the consummation of the Initial Public Offering. As of February 5, 2021, the Company has $71,706 payable to reimburse the Sponsor for payment of various fees and expenses paid by the Sponsor on the Company’s behalf, and no further drawdowns are permitted.
Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon completion of a Business Combination into Private Units at a price of $10.00 per Private Unit. To date, the Company had no outstanding borrowings under Working Capital Loans.
NOTE 7. COMMITMENTS AND CONTINGENCIES
Risks and Uncertainties
Management is continuing to evaluate the impact of the
COVID-19
pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

GAMING & HOSPITALITY ACQUISITION CORP.
Notes to Financial Statement

Registration Rights
The holders of the Founder Shares, Private Units and units that may be issued upon conversion of working capital loans have registration rights pursuant to a registration rights agreement entered into on February 2, 2021 requiring the Company to register a sale of any of the Company’s securities held by them (in the case of the Founder Shares, only after conversion to the Company’s Class A common stock). These holders are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders have certain “piggy-back” registration rights to include their securities in other registration statements filed by the Company.
Underwriting Agreements
The underwriter is entitled to a deferred fee of $0.35 per Public Unit, or $7,000,000 in the aggregate. The deferred commissions will be held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
NOTE 8. STOCKHOLDERS’ EQUITY
The Company is authorized to issue the following shares of capital stock, each with a par value of $0.0001 per share:
Class A Common Stock: 100,000,000 shares
Class B Common Stock: 10,000,000 shares
Preferred Stock: 1,000,000 shares
Preferred Stock
Shares of preferred stock may be issued from time to time in one or more series, with voting and other rights and preferences determined by the Company’s board of directors. At February 5, 2021, there were no shares of preferred stock issued or outstanding.
Class A and Class B Common Stock
Common stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. Holders of Class A common stock and holders of Class B common stock will vote together as a single class on all matters submitted to a vote of stockholders, except as required by law.
Shares of Class B common stock will automatically convert into shares of Class A common stock at the time of the Business Combination on a one-for-one
basis, subject to adjustment for stock splits, stock dividends, rights issuances, subdivisions, reorganizations, and recapitalizations.
In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted
basis, 20% of the sum of (i) the total number of all shares of common stock outstanding upon completion of the Initial Public Offering plus (ii) the sum of (a) all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with the Business Combination (excluding (1) any shares or equity-linked securities issued, or to be issued, to any seller in the Business Combination, the Private Units and (2) any Private Units issued to the Sponsor or its affiliates upon conversion of loans made to us) minus (b) the number of Public Shares redeemed by Public Stockholders.
Pursuant to and concurrently with the Initial Public Offering, the Company sold 20,000,000 Public Units and 777,500 Private Units. At February 5, 2021, there were 777,500 shares of Class A common stock issued and outstanding, excluding 20,000,000 shares of Class A common stock subject to possible redemption (see Note 3), and 5,000,000 shares of Class B common stock issued and outstanding.

GAMING & HOSPITALITY ACQUISITION CORP.
Notes to Financial Statement

Founder Shares and Private Shares
Holders of Founder Shares and Private Shares have the same stockholder rights as Public Stockholders except that:

•	Founder Shares and Private Shares are subject to certain transfer restrictions, as described in more detail below

•	The Initial Stockholders have agreed to

•	waive redemption rights with respect to Founder Shares, Private Shares, and any Public Shares held by them in connection with the completion of the initial Business Combination;

•
waive redemption rights with respect to Founder Shares, Private Shares, and any Public Shares held by them in connection with a stockholder vote to approve an amendment to the amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with the initial Business Combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination within the Combination Period or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity; and

•
waive their rights to liquidating distributions from the Trust Account with respect to Founder Shares if the Company fails to complete the initial Business Combination during the Combination Period, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold

•
Founder Shares are shares of Class B common stock that will automatically convert into shares of Class A common stock at the time of the initial Business Combination, or at any time prior thereto at the option of the holder, on a one-for-one basis, subject to certain adjustments

•	Are entitled to registration rights
Additionally, Founder Shares are subject to certain transfer restrictions as described in Note 5, and, prior to the initial Business Combination, only holders of the Founder Shares have the right to vote on the election of directors and holders of a majority of Founder Shares may remove a member of the board of directors for any reason.
With respect to any other matter submitted to a vote of stockholders, holders of Founder Shares and holders of Public Shares will vote together as a single class, with each share entitling the holder to one vote.
NOTE 9. WARRANT LIABILITIES
Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation. Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of (a) 12 months from the closing of the Initial Public Offering or (b) 30 days after the completion of a Business Combination. Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the units, and only whole Public Warrants will trade. The Public Warrants will expire five years from the completion of a Business Combination or earlier upon redemption or liquidation.
Once the Public Warrants become exercisable, the Company may redeem them (except as described for Private Warrants discussed below):

•	in whole and not in part;

•	at a price of $0.01 per Public Warrant;

•	upon a minimum of 30 days’ prior written notice of redemption; and

•
if, and only if, the last reported sale price of Class A common stock for any 20 trading days within a
30-trading
day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the Public Warrant holders equals or exceeds $18.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like).

The Private Warrants will be
non-redeemable
(except in certain instances) and exercisable on a cashless basis so long as they are held by our Sponsor or its permitted transferees. If the Private Units are held by someone other than our Sponsor or its permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants included in the Public Units being sold in this offering. If holders of Private Warrants elect to exercise them on a

GAMING & HOSPITALITY ACQUISITION CORP.
Notes to Financial Statement

cashless basis, they would pay the exercise price by surrendering their Private Warrants for that number of shares of Class A common stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A common stock underlying the Private Warrants, multiplied by the difference between the exercise price of the Private Warrants and the “fair market value” by (y) the fair market value.
If, and only if, the last reported sale price of Class A common stock for any 20 trading days within a
30-trading
day period ending on the third trading day prior to the date on which the Company sends the notice of redemption equals or exceeds $10.00 per share, but is less than $18.00 per share (as adjusted for stock splits, stock dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like), the warrants may be redeemed at $0.10 per Public Warrant.
In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the completion of a Business Combination (net of redemptions), and (z) the volume-weighted average trading price of its Class A common stock during the 20 trading day period starting on the trading day prior to the day on which the Company completes its Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the Public Warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and $18.00 per share redemption trigger prices will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.
The Company is not registering the shares of Class A common stock issuable upon exercise of the Public Warrants at this time. However, the Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of the Business Combination, the Company will use its best efforts to file with the SEC a registration statement covering the shares of Class A common stock issuable upon exercise of the Public Warrants, and the Company will use its best efforts to cause the same to become effective within 60 business days after the closing of the initial Business Combination, and to maintain the effectiveness of such registration statement and a current prospectus relating to those shares of Class A common stock until the Public Warrants expire or are redeemed, as specified in the warrant agreement; provided that if shares of Class A common stock are at the time of any exercise of a Public Warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their Public Warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. If a registration statement covering the shares of Class A common stock issuable upon exercise of the Public Warrants is not effective by the 60th business day after the closing of the initial Business Combination, Public Warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise Public Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. If that exemption, or another exemption, is not available, holders will not be able to exercise their Public Warrants on a cashless basis.
The Private Warrants are identical to the Public Warrants, except that the Private Warrants:

•	Will be non-redeemable

GAMING & HOSPITALITY ACQUISITION CORP.
Notes to Financial Statement

•
May not, subject to certain limited exceptions, be transferred, assigned, or sold by the Sponsor until 30 days after the completion of the initial Business Combination (including the shares of Class A common stock issuable upon exercise of the Private Warrants)

•	May be exercised on a cashless basis, so long as they are held by the Sponsor or its permitted transferees
NOTE 10. FAIR VALUE MEASUREMENTS
The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis on February 5, 2021, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	February 5, 2021
Assets:
Marketable securities held in Trust Account	1	$200,000,000
Liabilities:
Private Warrants	3	$230,658
Public Warrants	3	$5,866,667
Warrants
The Warrants are accounted for as liabilities in accordance with ASC
815-40
and are presented within warrant liabilities on the condensed balance sheet. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the condensed statement of operations.
Initial Measurement
The Company established the initial fair value for the Warrants on the date of the Company’s Initial Public Offering, using a Monte Carlo simulation model for the Private Warrants and the Public Warrants. The Company allocated the proceeds received from (i) the sale of Units (which is inclusive of one share of Class A common stock and one-third
of one Public Warrant), (ii) the sale of Private Units (which is inclusive of one share of the Private Shares of the Company and one-third
of one redeemable warrant , and (iii) the issuance of Class B common stock, first to the Warrants based on their fair values as determined at initial measurement, with the remaining proceeds allocated to Class A common stock subject to possible redemption, Class A common stock and Class B common stock based on their relative fair values at the initial measurement date. The Warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs.
The key inputs into the Monte Carlo simulation model for the Private Warrants and Public Warrants were as follows at initial measurement:

Input	As of February 5, 2021 (Initial Measurement)
Risk-free interest rate	0.66%
Expected term (years)	5.00
Expected volatility	15%
Exercise price	$11.50
Fair value of Class A common stock	$9.71

GAMING & HOSPITALITY ACQUISITION CORP.
Notes to Financial Statement

The Company’s use of a Monte Carlo simulation model required the use of subjective assumptions:

•
The risk-free interest rate assumption was based on the five-year U.S. Treasury rate, which was commensurate with the contractual term of the Warrants, which expire on the earlier of (i) five years after the completion of the initial business combination and (ii) upon redemption or liquidation. An increase in the risk-free interest rate, in isolation, would result in an increase in the fair value measurement of the warrant liabilities and vice versa.

•
The expected term was determined to be five years, as the Warrants become exercisable on the later of (i) 30 days after the completion of a business combination and (ii) 12 months from the Initial Public Offering date and expire on the earlier of (i) five years after the completion of the initial business combination and (ii) upon redemption or liquidation. An increase in the expected term, in isolation, would result in an increase in the fair value measurement of the warrant liabilities and vice versa.

•
The expected volatility assumption was based on the implied volatility from a set of comparable publicly-traded warrants as determined based on the size and proximity of other similar business combinations. An increase in the expected volatility, in isolation, would result in an increase in the fair value measurement of the warrant liabilities and vice versa.

•
The fair value of one Class A common, represents the closing price on the measurement date as observed from the ticker GHAC. Prior to trading, the fair value is inferred by solving to the publicly-traded stock price.

Based on the applied volatility assumption and the expected term to a business combination noted above, the Company determined that the risk-neutral probability of exceeding the $18.00 redemption value by the start of the exercise period for the Warrants resulted in a nominal difference in value between the Public Warrants and Private Warrants across the valuation dates utilized in the Monte Carlo simulation model. Therefore, the resulting valuations for the two classes of Warrants were determined to be within $0.01. On February 5, 2021, the Private Warrants and Public Warrants were determined to be $0.89 and $0.88 per warrant for aggregate values of $0.2 million and $5.9 million, respectively.
NOTE 11. SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Other than the restatement discussed in Note 2, which also impacted the presentation of Notes 9 and 10, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.